Exhibit 99.27

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
March 31, 1998



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.4911%



        Excess Protection Level
          3 Month Average 5.13%
          March, 1998 5.83%
          February, 1998  4.70%
          January, 1998 4.88%


        Cash Yield18.54%


        Investor Charge Offs 4.85%


        Base Rate 7.86%


        Over 35 Day Delinquency 5.06%


        Seller's Interest11.41%


        Total Payment Rate13.80%


        Total Principal Balance$33,909,306,783.29


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$3,867,972,264.80